Property, plant and equipment	12 Months Ended
Dec. 31, 2021
Property, plant and equipment [abstract]
Property, plant and equipment	Property, plant and equipment

(in thousands of USD)	Vessels	Vessels under construction	Right-of-use assets	Other tangible assets	Total PPE
At January 1, 2019
Cost	4,927,324	—	—	4,274	4,931,598
Depreciation & impairment losses	(1,407,257)	—	—	(2,331)	(1,409,588)
Net carrying amount	3,520,067	—	—	1,943	3,522,010

Acquisitions	7,024	—	549	1,012	8,585
Adoption IFRS 16	—	—	87,598	—	87,598
Disposals and cancellations	(29,386)	—	—	(52)	(29,438)
Depreciation charges	(307,738)	—	(29,265)	(643)	(337,646)
Transfer to assets held for sale (Note 3)	(12,705)	—		—	(12,705)
Translation differences	—	—	26	5	31
Balance at December 31, 2019	3,177,262	—	58,908	2,265	3,238,435

At January 1, 2020
Cost	4,815,910	—	88,182	5,042	4,909,134
Depreciation & impairment losses	(1,638,648)	—	(29,274)	(2,777)	(1,670,699)
Net carrying amount	3,177,262	—	58,908	2,265	3,238,435

Acquisitions	17,835	207,069	25,701	285	250,890
Disposals and cancellations	(42,641)	—	—	(2)	(42,643)
Depreciation charges	(287,148)	—	(31,702)	(802)	(319,652)
Translation differences	—	—	48	13	61
Balance at December 31, 2020	2,865,308	207,069	52,955	1,759	3,127,091

At January 1, 2021
Cost	4,608,326	207,069	113,859	5,189	4,934,443
Depreciation & impairment losses	(1,743,018)	—	(60,904)	(3,430)	(1,807,352)
Net carrying amount	2,865,308	207,069	52,955	1,759	3,127,091

Acquisitions	56,111	356,951	23,476	142	436,680
Disposals and cancellations	(39,522)	—	—	—	(39,522)
Depreciation charges	(296,837)	—	(47,387)	(680)	(344,904)
Transfers	382,727	(382,727)	—	—	—
Translation differences	—	—	(43)	(3)	(46)
Balance at December 31, 2021	2,967,787	181,293	29,001	1,218	3,179,299

At December 31, 2021
Cost	4,875,811	181,293	53,226	5,244	5,115,574
Depreciation & impairment losses	(1,908,024)	—	(24,225)	(4,026)	(1,936,275)
Net carrying amount	2,967,787	181,293	29,001	1,218	3,179,299
The adoption of IFRS 16 as of January 1, 2019 (see Note 1.20), resulted in the recognition of right-of-use assets of $87.6 million on the balance sheet which are included under the heading Adoption IFRS 16.

On October 27, 2020 and November 6, 2020, the Company entered into a time charter agreement for two Suezmaxes, Marlin Sardinia and Marlin Somerset (see Note 20). In accordance with IFRS, the Group recognized a right-of-use asset of $24.9 million.

In 2021, the Group completed an intensive dry dock program to take advantage of the current challenging freight rate background. The Aegean, Alboran, Alex, Alice, Andaman, Anne, Antigone, Aquitaine, Arafura, Aral, Ardeche, Cap Charles,
Cap Guillaume, Cap Leon, Cap Philippe, Cap Victor, Desirade, Donoussa, Drenec, Heron, Hirado, Sandra, Sara, Selena and Stella have been dry-docked in 2021 (18 VLCCs and seven Suezmaxes). The cost of planned repairs is capitalized and included under the heading Acquisitions.

During 2021, four newbuilding VLCCs were delivered from DSME shipyard for an aggregate amount of $382.7 million. In January 2021, Euronav took delivery of the first two newbuildings, Delos (2021 - 300,200 dwt) and Diodorus (2021 - 300,200 dwt). In March 2021, Euronav took delivery of the third and fourth newbuilding, Doris (2021 - 300,200 dwt) and Dickens (2021 - 300,200 dwt). These four vessels were previously reported as vessels under construction as at December 31, 2020.

The Group had eight vessels under construction at December 31, 2021 for an aggregate amount of $181.3 million (2020: four vessels under construction). The amounts presented within "vessels under construction" relate to three Eco-type VLCCs and five Eco-Type Suezmaxes.

Disposal of assets – Gains/losses

(in thousands of USD)	Sale price	Book Value	Gain	Loss
Felicity - Sale	42,000	42,000	—	—
Compatriot - Sale	6,615	6,173	442	—
VK Eddie - Sale	37,620	23,212	14,408	—
Other	29	—	29	(75)
At December 31, 2019	86,264	71,385	14,879	(75)

	Sale price	Book Value	Gain	Loss
Finesse - Sale	21,003	12,705	8,298	—
Cap Diamant - Sale	20,072	7,242	12,830	—
TI Hellas - Sale	37,000	35,400	1,600	—
At December 31, 2020	78,075	55,347	22,728	—

	Sale price	Book Value	Gain	Loss
Newton - Sale	35,370	32,953	1,163	—
Filikon - Sale	15,974	6,570	9,404	—
Other	—	—	4,500	—
At December 31, 2021	51,344	39,523	15,068	—

On February 8, 2021, Euronav entered into a sale and leaseback agreement for the VLCC Newton (2009 – 307,284 dwt) with Taiping & Sinopec Financial Leasing Ltd Co. The vessel was sold for a net sale price of $35.4 million. The Company recorded a capital gain of $1.2 million in the first quarter of 2021 upon delivery to their new owners on February 22, 2021, which is the portion of the gain related to the rights transferred to the buyer-lessor. Euronav has leased back the vessel under a 36-months bareboat contract at an average rate of $22,500 per day. At the end of the bareboat contract, the vessel will be redelivered to its owners. In accordance with IFRS, the Group recognized a right-of-use-asset of $22.1 million which is included under the heading Acquisitions and a lease liability of $23.4 million (see Note 16).

On May 7, 2021, Euronav sold the Suezmax Filikon (2002 – 149,989 dwt) for a net sale price of $16.0 million. The Company recorded a capital gain of $9.4 million in the second quarter of 2021 upon delivery to its new owner on June 4, 2021.

The other capital gain of $4.5 million relates to the redelivery of the VLCC Nautilus (2006 - 307,284 dwt) as part of the sale and leaseback transaction in December 2016 (see Note 20). The remaining three vessels, Navarin (2007 - 307,284 dwt), Neptun (2007 - 307,284 dwt) and the Nucleus (2007 - 307,284 dwt) are expected to be redelivered in the first quarter of 2022, at which time the remaining $13.5 million capital gain will be booked.
Impairment

In previous years, Euronav carefully assessed through a detailed approach if the carrying amounts of the vessels would require an impairment. No impairment was booked so far. In 2020, the Group performed the annual impairment test due to two indicators which triggered the requirement for such test, being the significant decline in market rates and the very low share price of the Group. In 2021, both for the CGUs under the tankers segment and the FSO segment (as defined in Note 2), the Group performed a review of the internal as well as external indicators of impairment to consider whether further testing was necessary. During 2021, the market rates for the tanker markets further declined and the net operating losses that were realized have triggered a requirement for the impairment test.

For the FSO segment, the Group concluded that the impairment indicator ‘market rates’ was not applicable following the conclusion of the profitable extension agreements until the end of the FSOs’ useful lives. Hence, the annual impairment test was performed for the defined CGUs under the tankers segment. The recoverable amounts of those CGUs have been determined based on value-in-use calculations using cash flow projections. This exercise is complex and requires various estimates to be made, relating to, among other things, vessel values, future freight rates, earnings from the vessels, discount rates, economic life of vessels and residual values. These assumptions, and in particular for estimating future charter rates, are based on historical trends, current market conditions as well as future expectations, the latter integrating the continuing impact of COVID-19 on the TCE rates and on the oil demand and supply. The same methodology used in previous years was applied which takes into consideration the volatile character of the tanker business by considering a full shipping cycle defined from peak to the next peak level while applying a weighting to the past cycles. The Weighted Average Cost of Capital (WACC) used to calculate the value in use was 5.19%.

The most significant factors that could impact management’s assumptions regarding future time charter equivalent rates include (i) unanticipated changes in demand for transportation of crude oil cargoes, (ii) changes in production or supply of or demand for oil, generally or in specific geographical regions including due to sanction regimes, (iii) the levels of tanker newbuilding orders or the levels of tanker scrappings, (iv) changes in rules and regulations applicable to the tanker industry, including legislation adopted by international organizations such as the IMO or by individual countries and vessels’ flag states.

The assessment did not indicate that the carrying amount of the CGUs, including right of use assets, may be higher than its recoverable amount. Whilst no impairment is required this year, we cannot assure this will be also the case in the future. Any impairment charge incurred could negatively affect our financial condition, operating results, the value of our shares and amount of dividend.

With an increase of the WACC of 200bps to 7.19%, the analysis would also indicate that the carrying amount of the vessels as of December 31, 2021, is not impaired. The weighting and forecasting on the ongoing cycle are based on management judgment, analyst reports and past experience for the next two years (2022 – 2023). Using the peak-to-peak excluding forecast or the last completed cycle would not lead to an impairment. Using the ongoing cycle including forecast would lead to an impairment of $1.4 million.

When using the 10-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of $0.9 million (2020: $0.7 million). When using the 5-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of $7.1 million (2020: $2.4 million). When using the 3-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of $1.2 million (2020: no impairment), and when using 1-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of $28.8 million (2020: no impairment).

Security
All tankers financed with bank loans are subject to a mortgage to secure bank loans (see Note 16).
Capital commitment
As at December 31, 2021 the Group's total capital commitments amounts to $414.3 million (December 31, 2020: $172.1 million capital commitments). These capital commitments relate to five Suezmax and three VLCC newbuilding contracts. The capital commitments can be detailed as follows:

(in thousands of USD)	Total	2022	2023	2024
Commitments in respect of VLCCs	223,840	55,960	167,880	—
Commitments in respect of Suezmaxes	190,425	57,639	99,589	33,196
Commitments in respect of FSOs	—	—	—	—
Total	414,265	113,599	267,469	33,196